T. Rowe Price Natural Resources ETF

Supplement to Prospectus and Summary Prospectus dated March 1, 2026

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective immediately, John Qian will step down as one of the fund’s co-portfolio managers.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, John Qian will step down from his role on the fund and will no longer serve as one of the fund’s co-portfolio managers. Rick de los Reyes, Shinwoo Kim, Priyal Maniar, and Tom Shelmerdine will continue as the fund’s portfolio managers.

The date of this supplement is June 1, 2026.

ETF1192-041    6/1/26